                                                                   EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference of our report dated February 5, 1996, which appears on page 53 of Turner Broadcasting System, Inc.'s 1995 Annual Report to Shareholders, which is incorporated by reference in Turner Broadcasting System, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995 and which report has been incorporated by reference in the Current Report on Form 8-K of Time Warner Inc. dated March 21, 1997, in each of the following:

       1.  Registration Statement on Form S-4 (Registration No. 333-11471) of Time Warner Inc.

       2.  Post-Effective  Amendment No. 1 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.

       3.  Post-Effective Amendment No. 2 to Registration Statement on Form S-4 (Registration No. 333-11471)  filed on Form S-8 of Time Warner Inc.

       4.  Post-Effective  Amendment No. 3 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.

       5.  Post-Effective Amendment No. 4 to Registration Statement on Form S-4 (Registration No. 333-11471)  filed on Form S-8 of Time Warner Inc.

       6.  Post-Effective  Amendment No. 5 to Registration Statement on Form S-4 (Registration No. 333-11471) filed on Form S-8 of Time Warner Inc.

       7.  Registration Statement on Form S-8  (Registration No. 333-14053) and  Post-Effective Amendment No. 1  of
           Time Warner Inc.

       8.  Registration Statement on Form S-3 (Registration No. 333-14611) of Time Warner Inc.

       9.  Registration  Statements on Form S-3 (Registration No.  333-17171) of Time Warner Inc. (and Registration
           No.  333-17171-01  of  Time  Warner  Companies,  Inc.  as  to  which  the  prospectus  also  relates  to
           Post-Effective Amendment to Registration No. 33-50237 of Time Warner Companies, Inc.)

      10.  Registration Statement on Form S-8 (Registration No. 33-61497) of Time Warner Companies, Inc.

                                          PRICE WATERHOUSE LLP

Atlanta, Georgia
March 21, 1997